Page 18 of 38 Pages

                                                                       Exhibit 6
                                                                       ---------

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons listed below on behalf of each of them of Amendment No. 1 to the initial statement on Schedule 13D ("Amendment No. 1 to
Schedule 13D") (including any further amendments thereto) with respect to the common stock, par value $0.662/3 per share, of AMC Entertainment Inc., a Delaware corporation. The undersigned further consent and agree to the inclusion of this Agreement as an Exhibit to such Amendment No. 1 to Schedule 13D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this agreement as of the 3rd day of July, 2001.


July 3, 2001                         APOLLO INVESTMENT FUND IV, L.P.

                                     By:      APOLLO ADVISORS IV, L.P.
                                              its general partner

                                     By:      Apollo Capital Management IV, Inc.
                                              its general partner

                                     By:       /s/ Michael D. Weiner
                                               ---------------------------------
                                               Name:    Michael D. Weiner
                                               Title:   Vice President


July 3, 2001                         APOLLO OVERSEAS PARTNERS IV, L.P.

                                     By:      APOLLO ADVISORS IV, L.P.
                                              its managing general partner

                                     By:      Apollo Capital Management IV, Inc.
                                              its general partner

                                     By:      /s/ Michael D. Weiner
                                              ----------------------------------
                                              Name:    Michael D. Weiner
                                              Title:   Vice President

                                                             Page 19 of 38 Pages







July 3, 2001                         APOLLO ADVISORS IV, L.P.
                                     its capacity as managing general partner to Apollo Investment Fund IV, L.P. and
                                     Apollo Overseas Partners IV, L.P.

                                     By:      Apollo Capital Management IV, Inc.
                                              its general partner

                                     By:       /s/ Michael D. Weiner
                                               ---------------------------------
                                               Name:    Michael D. Weiner
                                               Title:   Vice President


July 3, 2001                         APOLLO MANAGEMENT IV, L.P.
                                     in its capacity as investment manager to Apollo Investment Fund IV, L.P. and
                                     Apollo Overseas Partners IV, L.P.

                                     By:      AIF IV Management, Inc.
                                              its general partner

                                     By:       /s/ Michael D. Weiner
                                               ---------------------------------
                                               Name:    Michael D. Weiner
                                               Title:   Vice President


July 3, 2001                         APOLLO INVESTMENT FUND V, L.P.

                                     By:      APOLLO ADVISORS V, L.P.
                                              its general partner

                                     By:      Apollo Capital Management V, Inc.
                                              its general partner

                                     By:       /s/ Michael D. Weiner
                                               ---------------------------------
                                               Name:    Michael D. Weiner
                                               Title:   Vice President

                                                             Page 20 of 38 Pages






July 3, 2001                         APOLLO OVERSEAS PARTNERS V, L.P.

                                     By:      APOLLO ADVISORS V, L.P.
                                              its managing general partner

                                     By:      Apollo Capital Management V, Inc.
                                              its general partner

                                     By:       /s/ Michael D. Weiner
                                               ---------------------------------
                                               Name:    Michael D. Weiner
                                               Title:   Vice President

July 3, 2001                         AP ENTERTAINMENT, LLC

                                     By:      Apollo Management V, L.P.
                                              its manager

                                     By:      AIF V Management, Inc.
                                              its general partner

                                     By:       /s/ Michael D. Weiner
                                               ---------------------------------
                                               Name:    Michael D. Weiner
                                               Title:   Vice President



July 3, 2001                         APOLLO ADVISORS V, L.P.
                                     in its capacity as managing general partner of
                                     Apollo Investment Fund V, L.P. and
                                     Apollo Overseas Partners V, L.P.

                                     By:      Apollo Capital Management V, Inc.
                                              its general partner

                                     By:       /s/ Michael D. Weiner
                                               ---------------------------------
                                               Name:    Michael D. Weiner
                                               Title:   Vice President

                                                             Page 21 of 38 Pages





July 3, 2001                        APOLLO MANAGEMENT V, L.P.
                                    in its capacity as investment manager to Apollo Investment Fund V, L.P.
                                    and Apollo Overseas Partners V, L.P.

                                    By:      AIF V Management, Inc.
                                             its general partner

                                    By:       /s/ Michael D. Weiner
                                              ----------------------------------
                                              Name:    Michael D. Weiner
                                              Title:   Vice President